EXHIBIT 10.22




THIS RESTATED OFFER TO LEASE made this 28th day of July, 2000, is a restatement of an offer to lease made as of May 23, 2000 between the parties noted below and replaces such offer to lease.
________________________________________________________________________________

To:      CB Richard Ellis Limited
         #600 - 1111 West Georgia Street
         Vancouver, British Columbia
         V6E 4M3

         Attention:  Ms. Lisa D. Ayrton and Mr. Blair Quinn
         --------------------------------------------------


Pivotal Corporation (the "Tenant") of 300 - 224 West Esplanade, North Vancouver, British Columbia, V7M 3M6 hereby offers to lease from PCI Properties Corp. (the "Landlord") of 1700 - 1030 West Georgia Street, Vancouver, British Columbia, V6E 2Y3 the building currently unbuilt but, subject to the terms herein, to be constructed as a first class office building taking into consideration the nature and location of the Site (the "Building") on a portion of 800 Beatty Street, Vancouver, British Columbia, approximately as shown on the site plan attached as Schedule "A" (the "Site"), on the following terms and conditions:

1.       PREMISES

         Approximately one hundred twenty five thousand (125,000) square feet of rentable area of the Building (the "Premises"). The actual "Rentable Area" of the Premises will be measured in accordance with Section 2.1(b) of the form of lease attached hereto as Schedule "D" (the "Lease").

2.       TERM

         The term of the lease shall be fifteen (15) years (the "Term") commencing upon that date that is five (5) Business Days after the Delivery of Possession as defined and described in Section 5.3(a) of the Lease (the "Commencement Date"), provided that:

         (a) the Tenant's Consultant has not caused material delays to the Project Schedule, in no event shall the Term commence during the period May 1, 2002 to June 30, 2002 (therefore, if the Delivery of Possession referred to in the two locations in this clause 2 end during such period, the Commencement Date shall be July 1,
               2000); and

         (b) if the Landlord's architect, acting reasonably, determines that the Landlord's Work will be substantially performed prior to April 1, 2002, then the Landlord may give no less than three (3) months prior written notice to the Tenant of the expected date of substantial performance, and if the Landlord's Work has been substantially performed by April 1, 2002, then the Term shall commence five (5) Business Days after such date.

                                                             INITIAL
                                                           -----------
                                                        LANDLORD/TENANT

3.       RENT

         The net annual base rent (the "Rent") shall be as follows:

         ------------------------------------------------------------------------------------
         Years       Rent Per Rentable          Approximate Annual Rent      Approximate
                     Square Foot Per Annum                                   Monthly Rent
         ------------------------------------------------------------------------------------
         1 - 5            $20.00                  $2,500,000.00             $208,333.33
         ------------------------------------------------------------------------------------
         6 - 10           $22.00                  $2,750,000.00             $229,166.67
         ------------------------------------------------------------------------------------
         11 - 15          $24.25                  $3,031,250.00             $252,604.17
         ------------------------------------------------------------------------------------

         plus Goods and Services Tax ("GST"), and shall be paid in advance in equal monthly instalments, on the first day of each month of the Term commencing on the Commencement Date without set off or deduction except as set out herein and subject to the provisions hereof. Upon determination of the actual Rentable Area of the Premises by the Landlord's architect, the Rent shall be adjusted accordingly, on the basis of the Rent being calculated on the above referenced rent per square foot per annum basis, plus GST. Payments of Rent, plus GST, shall be adjusted on a per diem basis if the Term commences other than on the first day of the month or expires other than on the last day of the month. No Rent shall be charged on the roofdecks and private patio areas.

4.       PROPERTY TAXES AND OPERATING EXPENSES

         The Landlord shall be responsible for repairs as provided in the Lease. The Tenant shall be responsible and pay for its proportionate share of Taxes and CAM Costs as those terms are described in the Lease. Except as otherwise provided in the Lease, the Lease shall be net to the Landlord. The Tenant shall not be responsible for any portion of the Landlord's income taxes. The Tenant shall also pay for its business taxes, telephone charges, utilities and janitorial services. For information purposes only, the Landlord estimates the CAM Costs and Taxes for 2002 at Eleven Dollars and Forty Two Cents ($11.42) per square foot per annum. The estimate of Taxes include the Second Building (as hereinafter defined) expansion land and Taxes while it is held undeveloped. As part of the consideration for holding the Second Building expansion off the market for the Tenant, the Tenant will pay this as part of the holding costs for the Second Building expansion. Taxes attributable to the Second Building shall be apportioned across the Second Building upon completion of the Second Building.

5.       OPTION TO EXPAND IN THE BUILDING

         The Tenant shall have the option to lease all remaining office area of the Building (the "Building Option Area") by providing written notice to the Landlord at any time on or before the date which is three (3) months after the Building Construction Start (as defined in clause 7). The Building Option Area shall form part of the Premises and be leased at the same terms as the rest of the Premises except the Rent shall be:

          (a)  $22.00 per square foot per annum net during years 1 to 5;

                                                            INITIAL
                                                           -----------
                                                        LANDLORD/TENANT

          (b)  $24.25 per square foot per annum net during years 6 to 10; and

          (c) $26.75 per square foot per annum net during years 11 to 15; and except for the Smythe and Beatty ground floor commercial space which will be $25.00 per square foot per annum net and except for parking. There shall be additional parking added, based on the current City of Vancouver parking/rentable area ratio, if the floor space ratio in accordance with the City of Vancouver's applicable bylaw of all buildings on the Site is greater than 225,000 square feet of rentable area.

6.       OPTION TO TERMINATE

         If the Tenant is not then in material default, the Tenant shall have a one time option to terminate all or any portion of the Premises (provided such portion shall comprise only complete and contiguous floors starting from the top floor (and the Tenant, upon the surrender of the Lease with respect to the top floor shall be deemed to have automatically surrendered the Lease with respect to the roof decks) down of the Premises and provided that this option to terminate shall not apply to any premises leased by the Tenant pursuant to its right of first refusal to lease in clause 10) at any time after the expiry of the tenth (10th) year of the Term, so long as the Tenant has provided nine (9) months' (where the Tenant is terminating at least 25% of the Rentable Area of the Premises) or six (6) months' (where the Tenant is terminating less than 25% of the Rentable Area of the Premises), as the case may be, prior written notice to so terminate after the expiry of such tenth (10th) year to the Landlord, and the parking allocation to the Tenant shall be reduced proportionately to reflect the same proportion of parking stalls to Rentable Area of the Premises as existed on the Commencement Date, provided that if the Tenant has exercised its right under clause 8 herein, the right to exercise this option to terminate shall be rescheduled to any time after the later of the end of the tenth (10th) year of the Term and the Second Building Construction Start (defined in clause 7). There will be no penalty or other consideration whatsoever payable by the Tenant to the Landlord upon exercise of this right to terminate.

7.       SECOND BUILDING - AGREEMENT NOT TO CONSTRUCT

         It is the intention of the Landlord that a second building (the "Second Building") of comparable quality and compatible design may be built on the Site and comprising a gross area not to exceed 45,000 square feet with at least 37,000 square feet of rentable area of office area on, subject to the City of Vancouver's final approval and requirements, not more than three (3) floors above the ground floor podium and the Second Building will be located approximately as shown on the site plan attached as Schedule "A". Subject to clause 8 hereof, the Landlord covenants and agrees not to commence to construct the Second Building until construction has started for the Building, defined as the first date (to be verified by written notice delivered to the Tenant) that concrete is poured for the footings/foundations to commence construction of the Building (the "Building Construction Start"). Commencing upon the Building Construction Start, the Tenant shall have the right to provide written notice for an extension of the Landlord's agreement not to construct the Second Building from the Building Construction Start to the 1st Anniversary of the Commencement Date and, subject to
                                                            INITIAL
                                                          -----------
                                                        LANDLORD/TENANT
          clause 8(b), the Tenant shall submit payment to the Landlord prior to the Commencement Date in the amount of $153,750.00 plus GST, based upon $3.75 per square foot of gross office space multiplied by 41,000 square feet available in the Second Building. The Tenant shall have the right by providing twelve (12) months' prior written notice to extend such non-construction agreement as at the 1st and 2nd anniversary dates of the Commencement Date each for a payment of $153,750.00 (plus GST), each for a one (1) year period from such anniversary date. Following is a schedule of the Agreement Not to
          Construct:

         ---------------------------------------------------------------------------------------------------------
                                                                 Payment Amount    Agreement Not To
           Notice Deadline               Payment Deadline                          Construct Period
         ---------------------------------------------------------------------------------------------------------
               N/A                          N/A                       N/A          Between Lease execution and
                                                                                   Building Construction Start (est.
                                                                                   June 2000 to July 2001)
         ---------------------------------------------------------------------------------------------------------
          Within thirty (30) days of    Commencement Date         $153,750.00      Between Building Construction
          of the Tenant being notified  (est. July 2002)          plus GST         Start and 1st Anniversary of
          of Building Construction Start                                           Commencement Date (est.July 2001
          (est. July 2001)                                                         to June 2003)
         ---------------------------------------------------------------------------------------------------------
          Commencement Date             1st Anniversary of        $153,750.00      Between 1st and 2nd Anniversary
          (est. July 2002)              Commencement Date         plus GST         of Commencement Date
                                        (est. July 2003)                           (est. July 2003 to June 2004)
         ---------------------------------------------------------------------------------------------------------
          1st Anniversary of            2nd Anniversary of        $153,750.00      Between 2nd and 3rd Anniversary
          Commencement Date             Commencement Date         plus GST         of Commencement Date
          (est. July 2003)              (est. July 2004)                          (est. July 2004 to June 2005)
         ---------------------------------------------------------------------------------------------------------

         If the Tenant does not provide such written notice by the date therefor or does not make any of the payments by any of the applicable times, such agreement not to construct shall terminate without further action upon expiry of the period applicable to the last payment made. If the parties mutually agree to proceed with construction of the Second
         Building in a period after payment has been made by the Tenant, the Tenant shall be refunded the proportionate amount paid by the Tenant for that portion of the period from the first date that the Landlord has poured concrete to commence construction of the Second Building (the "Second Building Construction Start"). If the Landlord does not refund such amount within thirty (30) days of such date, such amount may, in addition to all other rights and remedies that the Tenant may have against the Landlord, be set off against the Rent. If the Second Building Construction Starts commences in a period after payment has been made by the Tenant without the agreement of the parties, the Tenant shall be refunded the entire amount paid by the Tenant for that period without prejudice to all its other rights and remedies. Such amount may be set off against the Rent, CAM Costs and Taxes. The Landlord acknowledges and agrees that the covenants contained in this clause 7 may be enforced by injunction and that such remedy is the appropriate remedy for breach of covenant by the Landlord. If there is a decrease in the area of the Second Building, the above payment amounts shall be reduced proportionately.

                                                            INITIAL
                                                           -----------
                                                        LANDLORD/TENANT

8.       LANDLORD'S AGREEMENT TO CONSTRUCT THE SECOND BUILDING

         (a) Provided the Tenant is not then in material default, upon the Tenant providing the Landlord with an unconditional leasing commitment for a minimum of 75% of contiguous rentable area of the Second Building starting from the ground floor or the top floor on or before the 3rd anniversary of the Commencement Date, the Landlord agrees:

         (i) to deliver to the Tenant an agreement including substantially the same terms and conditions in clause 11 of this Offer to Lease modified to reflect that the Second Building is significantly smaller than the Building, which shall apply to the development and construction thereof;

         (ii) to build the Second Building, subject to Force Majeure, within ten (10) to fourteen (14) months thereafter, in a good and workmanlike manner and of a comparable quality to the Building;

        (iii)  during   construction  of  the  Second   Building,   to  use  all
               reasonable efforts to minimize interference with the Tenant's rights under the Lease (including access to the Premises); and

         (iv) to lease the committed portion thereof to the Tenant at the same terms as the Premises (except commencing upon substantial completion of the Second Building and expiring at the end of the
               Term) save as to Rent, Leasehold Improvement Allowance and parking. There shall be no additional parking provided as all parking for the Building and the Second Building shall be built at the same time as the Building.

         (b) Rent, leasehold improvement allowance, free rent and other inducements applicable to the additional space shall be at the then prevailing market terms incorporating any increased construction costs for the Second Building relative to the Building in such determination, but not less than the Building rents. If the Landlord proceeds with construction of the Second Building in accordance with this clause 8, the Tenant shall not be obligated to pay the $153,750.00 per year payment outlined in clause 7 during the construction period. The Landlord's obligations under this clause 8 are not subject to the Tenant making payments and sending the notices on time as contemplated by clause 7, provided that the Landlord's agreement to not construct the Second Building may not be enforced by the Tenant if payments required by clause 7 have not been paid when due. Without limiting any other rights the Landlord may have, until such overdue payment is made the Landlord may enter into binding offers to lease and lease agreements for the Second Building without incurring any liability to the Tenant, even if such offers to lease and lease agreements prevent the Landlord from leasing 75% or more of the Second Building to the Tenant. INITIAL ----------- LANDLORD/TENANT

9.       OPTION TO EXPAND INTO THE SECOND BUILDING

         Provided the Tenant is not then in material default and has not exercised its rights under clauses 6 or 8, the Tenant shall have an Option to Expand the Premises by taking not less than one complete floor in the Second Building. The Tenant will take contiguous complete floors to the extent possible (and the parameters of any area not comprising a complete floor shall be determined in a reasonable and businesslike manner) starting with the ground floor (the "Second Building Option Area"). Such Option to Expand into the Second Building must be exercised by notice in writing to the Landlord no later than three (3) months following written notice by the Landlord that the Second Building Construction Start has occurred . Lease terms applicable to the Second Building Option Area shall be the same as for the Premises (except the term which shall commence upon substantial completion of the Second Building and expire at the latest of five (5) years after date of substantial completion of the Second Building and the Term) save as to Rent, leasehold improvement allowance, free rent, other inducements and parking. There shall be no additional parking provided as all parking for the Building and the Second Building shall be built at the same time as the Building. Rent, leasehold improvement allowance, free rent and other inducements shall be at the then prevailing market terms (reflecting the actual length of the term) but not less than the Rent described in clause 3. Failing agreement on the Rent, leasehold improvement allowance, free rent and other inducements, such matters shall be determined by arbitration pursuant to Exhibit "G" of the Lease.

10.      RIGHT OF FIRST OFFER ON ALL BUILDINGS ON THE SITE

         (a) Provided the Tenant is not then in material default, the Tenant shall have an on-going right of first opportunity throughout the Term or any renewal term (the "Right of First Opportunity") to lease any premises (the "RFO Premises") within the Site that the Landlord intends to lease from time to time within the Site, upon the following terms and conditions:

          (i) the Landlord shall provide the Tenant with a written notice (the "Notice") in respect of the portion of the RFO Premises that the Landlord desires to lease (the "Additional Space"), setting out the details of the Additional Space and the proposed terms that the Landlord is willing to lease such Additional Space to the market, which shall include the rent payable, the term and tenant inducements, if any. If the Landlord either reduces the rent or increases the inducements from the Notice first delivered to the Tenant, the Landlord shall deliver to the Tenant a renewed Notice and first opportunity to lease applicable to the then available Additional Space at the improved terms;

          (ii) the Tenant shall have five (5) Business Days after delivery to the Tenant of the Notice or a renewed Notice, as the case may be, to deliver a written notice (the "Acceptance Notice") to the Landlord exercising the Right of First Opportunity in respect of all of the Additional Space; and
                                                            INITIAL
                                                           -----------
                                                         LANDLORD/TENANT

         (iii) if the Tenant delivers the Acceptance Notice to the Landlord within the applicable time period, there shall be a binding agreement to lease between the Landlord and the Tenant with respect to the Additional Space on the terms and conditions set out in the Notice and incorporating the terms and conditions of the Lease to the extent reasonably possible and applicable.

         (b) If the Tenant fails to deliver the Acceptance Notice to the Landlord within the applicable time period:

         (i) the Landlord may at any time during the one hundred (100) day period after delivery of the Notice to the Tenant enter into a lease or offer to lease of the Additional Space with any third party on terms and conditions no more favourable to the third party (and in a size no smaller or larger) than as set out in the Notice, and failing such agreement as aforesaid the provisions of the Right of First Opportunity shall again apply to the Additional Space;

         (ii) if the Landlord leases the Additional Space in accordance with clause 10(b)(i), the Tenant's Right of First Opportunity with respect to the Additional Space shall lapse and be of no further force and effect until such Additional Space again becomes available for lease during the Term or any renewals thereof;

         (iii) the Tenant's Right of First Opportunity shall continue to apply to that portion of the RFO Premises not forming part of the Additional Space leased in accordance with clause 10(b)(i); and

         (iv) if one hundred (100) days has passed between the date that the Landlord provided the Notice or a renewal Notice, as the case may be, to the Tenant that the Landlord intends to lease a particular portion of the RFO Premises, the Landlord shall be required to continue to provide a renewal Notice to the Tenant for its Right of First Opportunity to lease so that not more than one hundred
               (100) days passes from the last date that the Tenant was entitled to deliver an Acceptance Notice upon receiving a Notice or renewal Notice, as the case may be, and the Landlord leasing the portion of the RFO Premises to a third party.

11.      CONSTRUCTION OF THE BUILDING

         (a)  Definitions

         In this clause 11, the capitalized words used in this clause and elsewhere in this Offer to Lease will have the meanings assigned to them below. Any capitalized terms not defined in this clause 11 shall have the meaning set out elsewhere in this Offer to Lease or the
         Lease:
                                                           INITIAL
                                                          -----------
                                                        LANDLORD/TENANT

         (i) "Base Building Construction Costs" means all costs to construct the Building in accordance with the Plans and Specifications and the costs referred to in clause 11(b);

         (ii) "Base Building Works" means the construction of the Building in accordance with the Plans and Specifications;

         (iii) "Force Majeure" means if either party hereto is delayed or hindered in or prevented from the performance of any obligations required hereunder by reason of strikes, lock-outs, labour troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, military or usurped power, sabotage, unusually severe weather, fire or other casualty or other reason (but excluding inadequacy of insurance proceeds, financial inability or the lack of suitable financing) of a like nature beyond the reasonable control of such delayed party and does not arise from the neglect or default of that party;

         (iv) "Landlord's Work" means the construction of the Base Building Works and the Leasehold Improvements in accordance with the Plans and Specifications and the Working Drawings, respectively;

          (v) "Leasehold Improvements" means the improvements required by Tenant to be made by Landlord to the Premises pursuant to the Working Drawings that the Landlord and the Tenant's Consultant have agreed the Landlord will carry out and excludes, for greater certainty, any Tenant's Work;

         (vi) "Material Matters" or "Material Design Issues" shall include the following:

               (A) changes to the exterior design, appearance, materials and finish colours;

               (B) material changes to the size, shape and height of the Building
               (or Second Building, as applicable) including the height of the lobby and the height of each floor and the size of the floor plate;

               (C) material changes to the height of the Tenant's lobby or the size, configuration, location, colour, materials, fixtures or other aesthetic features of the Building lobbies and entry ways;

               (D) material changes to entry or exit points in the Building (or Second Building) or parking areas;

               (E) material changes in design or construction that might increase the cost of the Tenant for utilities, security, insurance, furnishings, Leasehold Improvements or Tenant's Work;

               (F)  material  changes  to  exterior  areas,   Common  Areas  and
                    facilities; and

                                                           INITIAL
                                                          -----------
                                                        LANDLORD/TENANT

               (G) changes to locations of the Tenant's space in the Building (or the Second Building);

          (vii)"Plans and Specifications" means the preliminary plans and specifications for the Base Building Works (excluding the Leasehold Improvements) as agreed upon between the Landlord and the Tenant's Consultant acting reasonably, and includes the Rendering and Schedule "B" hereto, all as supplemented or amended from time to time in accordance with this Offer to Lease;

         (viii)"Project Schedule" means the construction schedule for the Building approved by the Landlord from time to time after consulting with the Tenant's Consultant;

          (ix) "Rendering" means that certain drawing dated March 29, 2000, prepared by Busby & Associates Architects Ltd., a copy of which is attached hereto as Schedule "C";

          (x) "Substantial Performance" or "Substantially Performed" means the later of the date the Landlord's architect has delivered a certificate to the Landlord and the Tenant certifying that the Landlord's Work (other than vegetation and ornamental landscaping) has been substantially performed, the Tenant is able to take possession of the Premises and the Landlord has received a temporary or conditional occupancy permit from the City of Vancouver lawfully permitting the Tenant to occupy and use the Premises;

          (xi) "Tenant's Consultant" means the representative appointed by the Tenant by notice in writing to the Landlord (or a replacement consultant appointed by the Tenant, providing no less than ten
               (10) Business Days' written notice to the Landlord), to approve any matter requiring approval by the Tenant pursuant to this Offer to Lease who shall be the Tenant's sole representative with respect to the construction of the Base Building Works and the Leasehold Improvements;

          (xii)"Tenant's Work" means any and all work that is to be carried out by the Tenant at its cost and that is not included in the Plans and Specifications or the Working Drawings, and is approved by the Landlord, acting reasonably and without delay, and includes, without limitation, the costs and installation of communications equipment, cabling throughout the Building, rooftop equipment, security systems, furniture and furniture systems, and any office equipment and appliances; and

         (xiii)"Working Drawings" means the detailed and completed plans and specifications for the Leasehold Improvements including all space plan services with respect to the Leasehold Improvements approved by the Landlord pursuant to clause 12(b).

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          (b)  Landlord's Work

          (i) Once construction starts, the Landlord agrees that it will proceed continuously, subject to Force Majeure, and diligently to complete all of the Landlord's Work, substantially in accordance with the Project Schedule, and in a good and workmanlike manner such that it will be considered a first class office building taking into consideration the nature and location of the Site, and shall deliver the Premises to the Tenant in accordance with clause 11(b)(iii) hereof. The Landlord's cost of constructing such Building shall include all site costs such as temporary heat, light and power, Site access, hoisting, temporary toilets, first aid and safety requirements, Site organisation and storage and clean up even though the sub-trades for the Tenant's Leasehold Improvements may benefit from such infrastructure being in place, provided any additional costs resulting directly from the usage for the construction of the Leasehold Improvements shall form part of the costs of the Leasehold Improvements. The Landlord shall be responsible for the Base Building Construction Costs for the Premises and/or the Base Building Works, whichever is applicable. If an open plan for the ceiling design is included as part of the Base Building Works, credit shall be provided to the Tenant for the cost of the unused portion of the ceiling that otherwise would have been provided as part of the Base Building Works and any costs in excess of the credit amount shall be charged against the Tenant's Leasehold Improvement Allowance referenced in clause 12 of this Offer to Lease. The Base Building Works shall include the work described in Schedule "B" attached hereto.

          (ii) For greater certainty, the Landlord shall be responsible for all Base Building Construction Costs and all variations in the amount of Base Building Construction Costs, except if the Base Building Construction Costs increase as a result of Tenant changes, modifications or additions to the Plans and Specifications, the materials with respect to such changes, modifications or additions cost more than the materials described in the Plans and Specifications or such changes, modifications or additions extend the Project Schedule, all in accordance with a Change Request pursuant to clause 11(d) hereof, in which event such increase in costs shall be for the account of the Tenant and paid within fourteen (14) days of invoicing by the Landlord. Any delays in payment by the Tenant of such amounts shall accrue interest at the rate of 12% per annum, calculated semi-annually not in advance from the date of invoicing to the date of repayment by the Tenant.

          (iii)The Premises shall be delivered to the Tenant on the Commencement Date in the condition described below, free of all Landlord's personal property, signage or debris and thoroughly cleaned to the extent that it does not interfere with the Tenant's Work and otherwise in a condition that is in compliance with the Legal Requirements (as defined in the Lease) for office property. The Landlord covenants, that, upon the Commencement Date, all of the Landlord's Work shall be complete in all material respects, subject only to the Deficiencies

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

               (described in clause 11(k) hereof) and all elevators, equipment, roof walkpads and utilities serving the Premises shall be installed and operating and in good working order, all corrective work to comply with the foregoing shall be performed by the Landlord at its cost and expense and shall be included in the list setting out the Deficiencies.

          (iv) The Landlord and the Tenant acknowledge that the construction of the Base Building Works and Tenant Improvements by the time set forth in clause 27 of this Offer to Lease is based on the Building proceeding within the time schedule set out in the Project Schedule.

          (c)  Tenant's Consultant

          (i) The Tenant will designate the Tenant's Consultant to consult, on behalf of the Tenant and as the Tenant's sole representative, with the Landlord on the design, planning, development and construction of the Building and Site in accordance with the terms of this Offer to Lease.

          (ii) The Tenant agrees to cause the Tenant's Consultant to deliver its approval or non-approval, as the case may be, and submit all documents in a timely manner as set out in this Offer to Lease and in accordance with the Project Schedule. The Landlord shall prepare and present to the Tenant's Consultant for the Tenant's Consultant's approval any matters which requires approval of the Tenant's Consultant pursuant to this Offer of Lease (who shall respond within four (4) Business Days of receipt of request by the Landlord).

          (iii)subject to clause 13, the Landlord may modify the Plans and Specifications during the construction process in a manner consistent with good, consistent and appropriate construction practices and in keeping with the Project Schedule, without the prior written consent of, but upon notice to, the Tenant's Consultant, provided such changes are not Material Matters (which changes require the prior written consent of the Tenant's Consultant).

          (d)  Change Orders

          The Tenant's Consultant will be responsible for making any changes to the Plans and Specifications and/or the Working Drawings by submitting a written change request to the Landlord for consideration (the "Change Request"). The Landlord, acting reasonably, will consider the Change Request and will advise the Tenant's Consultant, in writing (the "Change Request Response") as soon as practicable, as to which changes, if any, are acceptable and will advise the Tenant's
          Consultant as to any increase or decrease in the Base Building Construction Costs or costs of Leasehold Improvements, as the case may be, resulting from such Change Request and any delays in the Project Schedule arising from the Change Request. The Tenant's Consultant will, within four (4) Business Days of receipt of the Change Request Response, confirm in writing that it has accepted the changes approved by the Landlord, if applicable, and

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                                                        LANDLORD/TENANT
          the revision to the Base Building Construction Costs and/or cost of Leasehold Improvements and the changes to the Project Schedule, or withdraw its Change Request, provided that if the Tenant's Consultant does not confirm its acceptance of the approved changes or withdraw its Change Request within the four (4) Business Day period, the Tenant's Consultant will be deemed to have withdrawn its Change Request. If the approved Change Request results in an increase in the Base Building Construction Costs and/or the costs of the Leasehold Improvements, the amount of such increase shall be payable in accordance with clause 12(a). If it is not agreed in writing upon submission of a Change Request Response that such change will extend the Project Schedule, the Commencement Date shall not be affected.

          (e)  Pricing

          The Landlord agrees to obtain fee proposals for engineering consultants as a combined package for design of both the Base Building Work and Leasehold Improvements. Request For Proposals document ("RFPs") are to be agreed upon by the Landlord and the Tenant. RFPs shall request breakout pricing on fees for Leasehold Improvements. The Landlord and the Tenant to review proposals and mutually agree on award of contracts and split between Base Building Works and Leasehold Improvements. Failing agreement on the above, the Landlord and the Tenant reserve the right to obtain separate engineering consultants for the Base Building Works and the Leasehold Improvements. The
          Tenant, independent of the Landlord, will retain interior design services for the Leasehold Improvements.

          (f)  Design and Tendering

          The Landlord's Work will be fully designed by professional consultants and the Leasehold Improvements will be competitively tendered to qualified contractors and trades.

          (g)  General Contractor's Cost Limits

          The Landlord will retain a general contractor to construct the Leasehold Improvements with limits on costing as follows:

          (i) maximum profit and overhead fee of 4% (5% on change orders) plus $15,000.00 for a project manager to be charged on the Leasehold Improvements. Fee to cover all off-site costs, including but not limited to office related construction co-ordination/estimating, project management, value engineering, administration, overhead, related expenses, and profit;

          (ii) only general condition costs attributable specifically to the Leasehold Improvements will be approved as a Tenant cost. All general condition costs are subject to review and approval by the Tenant's Consultant, acting reasonably. It is understood that the Leasehold Improvements will require a separate site superintendent at the Tenant's expense;

                                                             INITIAL
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                                                          LANDLORD/TENANT

          (iii)the general contractor will receive a minimum of three (3) sub-trade prices on all sections of the Leasehold Improvements and will submit them to the Tenant for review. The Tenant reserves the right to provide one qualified sub-trade for consideration in all divisions of the work. The Landlord and the Tenant shall review the pricing and mutually agree on the award of sub-trade contracts with respect to the Leasehold Improvements, failing which, such awarding shall be determined by arbitration pursuant to Exhibit "G" of the Lease; and

          (iv) the general contractor will receive a minimum of two (2) sub-trade design build bids with appropriate pricing options on the sprinkler, electrical and HVAC components of the Landlord's Work and will submit them to the Tenant for review and if the Tenant, acting reasonably, is not satisfied with the amount of the Leasehold Improvements portion of a bid that the Landlord determines is acceptable with respect to the Landlord's Work, then the Landlord shall tender such Leasehold Improvement portion one more time, provided that the Landlord, acting reasonably, shall be entitled to award such sub-trade contracts without the consent of the Tenant after the Tenant's review or such further tender, as the case may be.

                    Maximum change order mark-up of 10% on materials and labour by sub-trades on Leasehold Improvements.

          (h)  Separate Pricing

          All items of the Landlord's Work that will be affected or revised by the Leasehold Improvements (lighting, sprinkler heads, etc.) are to be designed and priced with a request for appropriate price options. This may be in the form of a request for break-out pricing, unit pricing, unit relocation pricing, pricing for deletion. This will allow the Landlord and the Tenant's Consultant to fairly and accurately separate the cost of the Leasehold Improvements from that of the Base Building Works. The Landlord and the Tenant's Consultant are to review pricing and mutually agree on costing of price options.

          (i)  Reasonableness

          The Landlord and the Tenant's Consultant, and each person acting for the Landlord or the Tenant (as the case may be), in making any determination (including, without limitation, any determination as to whether or not to grant any consent or approval required of it), designation, calculation, estimate, conversion, or allocation under this Offer to Lease, will act reasonably (except if the Tenant's or Tenant's Consultant's consent is not expressly required, it shall be at the Landlord's sole discretion, acting reasonably) and in good faith and each accountant, architect, engineer, surveyor and other professional person employed or retained by the Landlord or the Tenant will act in accordance with the applicable principles and standards of such person's profession.

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                                      13

          (j)  Inspection and Access by the Tenant

          The Tenant and the Tenant's Consultant shall have the right, from time to time, at any reasonable time, to visit the Site and perform Site inspections, provided such inspections and access do not interfere with or delay the Landlord from completing the Landlord's Work within the Project Schedule. The Tenant shall have the right to access the Premises and the Building prior to the Commencement Date in order to complete the Tenant's Work; provided, however, that the Landlord's Work and Tenant's Work shall be co-ordinated as directed by the Landlord, acting reasonably, in order to allow the Tenant's Work to be performed concurrently without interference and without delay to the Project Schedule.

          (k) Inspection of Premises for Deficiencies

          Prior  to  the  Commencement  Date,  the  Landlord  and  the  Tenant's
          Consultant shall conduct an inspection of the Premises for the purposes of determining any defects or deficiencies in the Landlord's Work, which Landlord's Work is not in accordance with the Plans and Specifications and Working Drawings (the "Deficiencies"). The Tenant's Consultant and the Landlord shall prepare a list of the Deficiencies. The Landlord agrees to repair the Deficiencies in a timely, diligent and good and workmanlike manner. In no event will the Tenant be entitled to claim an offset against Rent under the Lease or be entitled to a holdback on account of any Deficiencies claimed by the Tenant.

          (l)  Warranty

          The Landlord agrees to obtain a one (1) year warranty from its general contractor and the Landlord agrees to diligently enforce such warranty on materials, labour and workmanship from its general contractor with respect to the Base Building Works and Tenant Improvements for the benefit of the Tenant.

          (m)  Conflict

          Nothing shall be binding as between the Landlord and the Tenant, except to the extent set forth in this Offer to Lease or in the Lease or as otherwise agreed to in writing by the Landlord and the Tenant. In the event of a conflict or inconsistency between:

          (i) the schedules attached to this Offer to Lease, other than the Lease;

          (ii) the provisions of clause 13 hereof;

          (iii) the provisions of the Lease;

          (iv) the Plans and Specifications; and

          (v)  the Working Drawings,

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

               the  following  order  of  priority  shall  be  determinative  in
               resolving  such  conflicts  or   inconsistencies   among  various
               documents:

                       (A) the  schedules attached to this Offer to Lease, other
                           than the Lease;

                       (B)  the Plans and Specifications;

                       (C)  the provisions of clause 13 hereof;

                       (D)  the Lease; and

                       (E)  the Working Drawings.

          (n)  Reimbursement to Tenant

          If this Offer to Lease or the Lease is terminated in accordance with clause 27 of this Offer to Lease, the Landlord covenants and agrees to forthwith repay to the Tenant all amounts paid by the Tenant for Leasehold Improvements or increased costs associated with Change Orders or other changes generated by the Tenant.

12.       LEASEHOLD IMPROVEMENTS AND LEASEHOLD IMPROVEMENT ALLOWANCE

          (a) The Landlord agrees to construct the Leasehold Improvements in the Premises diligently and in a good and workmanlike manner in accordance with the Working Drawings and in a manner in keeping with the Project Schedule for the Building and approved by the Landlord's architect, acting reasonably. The Landlord agrees to pay for the first Thirty Dollars ($30.00) per square foot of Rentable Area (excluding roof decks and private patio areas) for the Premises with respect to the Leasehold Improvements (the "Leasehold Improvement Allowance") and shall be payable within fourteen (14) days of invoicing from the Landlord, subject to approval of such invoicing by the Tenant's Consultant, acting reasonably and without delay. The Leasehold Improvement Allowance may be used to pay the cost of all plans, permits, consultants, materials and labour for design, construction and installation of the Leasehold Improvements and voice and data cabling and any other costs that the Tenant's Consultants approves in writing. Any amount incurred over the amount of the Leasehold Improvement Allowance shall be to the account and responsibility of the Tenant, and the Tenant, upon receipt of a draw request including confirmation that the Leasehold Improvements described in such draw request have been completed and approval of such draw request by the Tenant's Consultant, acting reasonably and without delay, covenants to pay such amounts within fourteen (14) days of invoicing, failing which such amount shall be treated as Rent in arrears and as a debt due and owing. Any unused portion of the Leasehold Improvement Allowance shall be credited to the Tenant's account in the form of net free rent from the Commencement Date. Subject to payment of the Leasehold Improvement Allowance by the Landlord, the Tenant shall be liable for and shall pay for all amounts owing on account of the Leasehold Improvements that is in excess of the Leasehold Improvement Allowance

                                                            INITIAL
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                                                         LANDLORD/TENANT

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

               within fourteen (14) days of invoicing from the Landlord. Any delays in payment by the Tenant of such amounts shall accrue interest at the rate of 12% per annum calculated semi-annually not in advance from the date of invoicing to the date of repayment by the Tenant. The Landlord will not charge any management fee for construction of the Leasehold Improvements.

          (b) Notwithstanding anything to the contrary contained in this Offer to Lease, the Tenant may, if it advises the Landlord in writing on or before August 15, 2000 that it intends to do so, select in a timely manner their own design team and project consultants to prepare the Working Drawings for the Leasehold Improvements. The Tenant's Consultant shall provide to the Landlord the Working Drawings in accordance with the Project Schedule for the Building, approved for permitting and pricing by the Landlord, in a timely manner in accordance with clause 11(c)(ii) hereof to facilitate the Landlord meeting the Project Schedule and the terms contained in this Offer to Lease.

13.       TENANT'S APPROVAL ON BUILDING DESIGN / OTHER TENANT USES

          The Landlord understands and agrees that the Building shall be constructed for the Tenant's use and the Tenant, provided it is occupying the majority of the Rentable Area in the Building, acting reasonably and without delay, shall have approval rights on the proposed use of premises in the Building and the Second Building by other tenants and Material Design Issues for the Building and the Site. The Landlord shall work with the Tenant and the Tenant's Consultant to create a design for the Second Building that is approved by the Tenant's Consultant, acting reasonably and without delay. The Landlord must obtain written approvals from the Tenant's Consultant, acting reasonably and without delay, for Material Matters and Material Design Matters, and shall invite the Tenant's Consultant to attend all design meetings throughout the design process. The Tenant agrees to provide written responses to the Landlord's requests for approvals on leases, Material Matters, Material Design Issues and other design issues that require the Tenant's or the Tenant's Consultant's approval, as the case may be, within four (4) Business Days of receipt by the Tenant's Consultant of the request and all plans and information needed by the Tenant's Consultant, acting reasonably, to consider the request.

14.       PERMITS

          It is the Landlord's responsibility to secure all the necessary building permits and approvals required by the City of Vancouver for the Leasehold Improvements and the Base Building Works. The Landlord shall also be responsible for making application for a partial or conditional certificate of occupancy, if available, and a final certificate of occupancy as issued by the City of Vancouver as they apply to the Leasehold Improvements and the Building.

15.       BUILDING NAME

          The  Landlord  agrees  to  name  the  Building  "Pivotal   Corporation
          Building" on the terms set out in the Lease.

                                                             INITIAL
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                                                         LANDLORD/TENANT

16.       PARKING

          The Landlord agrees to lease the number of parking stalls to the Tenant on the terms and conditions set out in Section 26.7 of the Lease. Parking charges per parking stall shall be fixed at:

          (a)  One Hundred Ten Dollars ($110.00) per month for years 1 - 5;

          (b) One Hundred Twenty Five Dollars ($125.00) per month for years 6 - 10; and

          (c) One Hundred Forty Five Dollars ($145.00) per month for years 11 - 15.

          After  the  Second   Building  is  developed   the  parking  shall  be
          re-apportioned based on the Tenant's proportionate share of Rentable Area on the Site.

17.       USE OF PREMISES

          The Premises are to be used for general business use.

18.       LEASE FORM AND AMENDMENTS TO LEASE AT COMMENCEMENT

          (a) Not later than September 1, 2000, the parties will sign in duplicate the Lease in the form attached hereto as Schedule "D" and deliver all copies to Koffman Kalef, Business Lawyers, to hold in trust until notice is received from the Landlord or the Tenant, as the case may be, that either:

               (i) this Offer to Lease has been terminated or otherwise cancelled; or

               (ii) that the upset dates  described in clauses 26 and 27 of this
                    Offer to Lease have expired and this transaction has not otherwise been cancelled or terminated,

               provided that the Landlord may deliver to any proposed lender or purchaser of the Site a certified true copy of the Lease on a confidential basis, pursuant to a confidentiality agreement, a copy of which is provided to the Tenant.

          (b) In the event this Offer to Lease or the Lease is terminated in accordance with the aforementioned provision or otherwise cancelled then, in addition to any other provisions of this Offer, all executed copies of the Lease will be returned to the Tenant for destruction.

          (c) In the event the upset dates have expired and this transaction has not otherwise been cancelled or terminated, one copy of the Lease will be delivered to each of Landlord and Tenant on the date of Delivery of Possession of the Premises to the Tenant, subject to the parties first agreeing upon the changes described in the next paragraph.

          (d) The parties agree that at any time, upon the request of the other party, to re-execute and re-deliver the Lease modified and updated to reflect the following:

                                                            INITIAL
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                                                         LANDLORD/TENANT

               (i) the actual size of the Premises (as defined in the Lease) as constructed (Section 2.1 of the Lease);

               (ii) the actual Commencement Date (Article 5 of the Lease); and

               (iii)such other  amendments  and  modifications  as the  parties, acting reasonably, shall agree to from time to time.

               If either the Landlord or the Tenant refuses or neglects to sign the Lease, the Landlord and the Tenant agree that they are nonetheless bound by the terms of the Lease which are incorporated by reference into this Offer to Lease.

19.       END INVESTOR

          The Landlord and the Tenant understand and agree that the Building and the Site may be sold to a third party investor (the "End Investor"), and that the Tenant shall have the right to approve the identity and financial standing of the End Investor, such approval not to be unreasonably withheld or delayed. The End Investor will assume all the obligations of the Landlord and the Landlord will not be released until the Commencement Date has occurred and the End Investor has delivered to the Tenant an agreement in favour of the Tenant whereby the End Investor assumes all obligations of the Landlord in the Lease.

20.       ENTIRE AGREEMENT

          It is understood and agreed that the terms and conditions of this Offer to Lease shall be those expressly set out herein and in the Schedules attached hereto and, except as expressly set out herein and in the attached Schedules hereto, there are no collateral or other representations, warranties, conditions or agreements of the Landlord and none shall be implied.

21.       BINDING AGREEMENT

          This Offer to Lease and its Schedules and the Landlord's acceptance hereof shall constitute a binding agreement by the parties on and subject to the terms and conditions herein contained. Such agreement may not be assigned or otherwise transferred by the Tenant without the prior written consent of the Landlord. The Landlord shall obtain a written assumption in favour of and delivered to the Tenant of its obligations under this Offer to Lease from any party it transfers its interest in the Site to provided that the Landlord will not be released until the Commencement Date has occurred. If there are two
          (2) or more offerors hereunder comprising the Tenant, the liability of such offerors shall be joint and several.

22.       TIME OF ESSENCE

          Time shall be of the essence of this Offer to Lease.

                                                            INITIAL
                                                           -----------
                                                          LANDLORD/TENANT

23.       OPTIONS TO RENEW

          (a) If the Tenant is not then in material default of the covenants in the Lease to be performed and observed by the Tenant, the Landlord shall grant to the Tenant, upon six (6) months' written notice prior to the expiration of the Term or the applicable renewal term, as the case may be, two (2) renewal leases each for a term of three (3) years upon the same terms and conditions contained herein, save as to Rent, parking charges, Leasehold Improvement Allowance and any other inducements and clauses 5, 6, 7, 8 and 9 inclusive of this Offer to Lease (unless the Tenant still has its original rights under such provisions).

          (b) The Rent and parking charges payable by the Tenant and any inducements during each renewal term shall be negotiated and agreed upon between the parties prior to the commencement of such renewal term based on the prevailing fair market rent with fair market inducements and fair market parking charges at the commencement of such renewal term for similarly improved premises of similar size, quality, use and location in office buildings of a similar size, quality and location in Vancouver less the value of improvements paid by the Tenant in excess of the Leasehold Improvement Allowance (depreciated on a straight line basis). Failing such agreement, then within two (2) months prior to the commencement of such renewal term, Rent, parking charges and any inducements shall be determined by arbitration as set out in
               Section 6.1(a)(ii) and Exhibit "G" to the Lease.

24.       ASSIGNMENT BY LANDLORD

          The rights and obligations in this Offer to Lease may not be assigned by the Landlord without the prior written consent of the Tenant, which consent may not be unreasonably withheld, provided that the Landlord may assign to an affiliate or a subsidiary of the Landlord or as part of a corporate reorganization, in which case, such assignment may take place without the said consent of the Tenant, but nevertheless, the Landlord shall not be released from its obligations herein, and, subject to the terms and conditions of clause 19, the rights and obligations in this Offer to Lease may be assigned to the End Investor. Notwithstanding the foregoing, representatives of PCI Properties Corp. shall remain project manager and the primary contact personnel with the Tenant for the completion of the Landlord's Work.

25.       INTENTIONALLY DELETED

26.       CITY OF VANCOUVER APPROVALS

          The Tenant shall assist the Landlord in meeting with the City of Vancouver officials throughout the Site rezoning process as shall be reasonably necessary. Subject to Force Majeure, the Landlord shall use reasonable commercial efforts to have the Site rezoned and a development permit in place prior to April 1, 2001. Subject to Force Majeure, if such development permit and rezoning are not enacted by December 31, 2001, the Landlord and the Tenant shall each have the option of terminating this Offer to Lease by written notice to the other delivered within five (5) Business Days of such date, and neither party shall have any further obligation to the

                                                            INITIAL
                                                           -----------
                                                         LANDLORD/TENANT
          other and the Security Deposit plus GST shall be returned to the Tenant.

27.       CONSTRUCTION COMMENCEMENT DEADLINE - UPSET DATE AND REMEDY

          If the development permit for the Building has not been issued by December 1st, 2001, the permit or permits authorizing the Landlord to construct the Building to at least the state that it is in on November 30, 2001 have not been issued and the Building Construction Start (as defined in clause 7) has not occurred for any reason on or before December 1st, 2001, then, provided that the Landlord is unable to satisfy the Tenant, acting reasonably, by such date that the Building can be substantially performed and that the entire premises will be ready of occupancy by Tenant on or before October 1, 2002, on receipt of written notice from the Tenant to the Landlord received by December 5, 2001, this Offer to Lease and the Lease shall be null and void and the Security Deposit (as defined in clause 28) shall be forthwith returned to the Tenant and neither party shall have any further claim against the other with respect to this Offer to Lease and Lease. Notwithstanding the foregoing, Force Majeure shall not apply to extend the dates in this clause 27.

28.       SECURITY DEPOSIT

          Within two (2) days of execution by both parties of this Offer to Lease, the Tenant will provide a letter of credit issued to the Landlord in an amount of $1,000,000.00 to be held upon the terms and conditions contained in section 6.3 of the Lease (the "Security
          Deposit"). Not later than July 3, 2001, the Security Deposit will be increased to $3,750,000.00 and, not later than July 2, 2002, the Security Deposit will be increased to $7,855,000.00 (calculated as two
          (2) years' gross rent of approximately $62.84 per square foot multiplied by 125,000 square feet). The terms of Exhibit "F" attached to the Lease, as well as the provisions in section 6.3 of the Lease requiring that cash proceeds be held in trust in interest-bearing certificates shall apply to all of the security provided under this clause, mutatis mutandis.

29.       TENANT'S COVENANTS

          The Tenant covenants and agrees with the Landlord that:

          (a) that it will not assign or sublet the Lease or the Premises, or any portions thereof, or permit same to be used or occupied by, Costco Wholesale Canada Ltd. or any of its affiliates for office use or for a wholesale/retail outlet prior to January 1, 2010 or Seagate Software Information Management Group (Canada) Inc. or any of its affiliates for office use prior to January 1, 2010 and that Pacific Place Holdings Ltd. as the owner of the lands comprising Concord Pacific Place, may register a restrictive covenant to secure this restriction against the Site for the benefit of adjacent lands;

          (b) it will not object, directly or indirectly, to any lawful aspect of the development of the lands comprising Concord Pacific Place; and

                                                            INITIAL
                                                           -----------
                                                         LANDLORD/TENANT

          (c) the nature of developments in Concord Pacific Place, including height, size and location of developments and any art piece on these developments are not material to the Tenant proceeding with the transaction as contemplated in this Offer to Lease.

30.       COMMUNICATIONS EQUIPMENT

          (a) The Tenant shall be responsible for the installation and maintenance of its telephones, computers and special communications equipment, including satellite dishes or other antennae (herein collectively called "Communications Equipment"). The Tenant acknowledges that the Landlord has authorized Novus Entertainment (B.C.) Inc. ("Novus") to provide cable television and Telus to provide certain other communications links, services and facilities for the Project including, without limitation, voice data and video communications services and facilities (the "Communications Services and Facilities") to the Project. To the extent that Novus and Telus are unable to meet the requirements of the Tenant or any Related Party (as defined in the Lease):

               (i)  on reasonably competitive commercial terms; or

               (ii) from a technological or timetable standpoint,

               then the Tenant and Related Party shall have no obligation whatsoever to use either Novus or Telus, as the case may be.

          (b) The Landlord covenants and agrees that the Tenant shall have the right to supply or designate one or more additional carriers to supply Communications Services and Facilities to the Tenant, any Related Party and others doing business with the Tenant. Without limiting the generality of the foregoing, the Tenant shall have the right to install or cause to be installed from time to time Communications Equipment in the Building, including on the roof of the Building or the Second Building. There shall be no additional charge payable by the Tenant to the Landlord for the Communications Services and Facilities or for the use of such areas in the Project or for the installation of the Communications Equipment. The Tenant's vendor, as the designee of the Tenant, shall have the right to install the Communications Equipment and such vendor and the Tenant, jointly and severally, shall indemnify the Landlord and be solely responsible, at their cost and expense, for the maintenance and repair of the Communications Equipment, and the Landlord shall have no responsibility with respect thereto unless the same was made necessary by the negligence or wilful act of the Landlord or Landlord's Agents (as defined the Lease).

          (c) The Landlord and the Tenant acknowledge and agree to enter into and execute an amendment to this Offer to Lease that sets out the final terms and conditions for clause 30(a) upon agreement to such terms by the Tenant and Pacific Place Holdings Ltd.

                                                            INITIAL
                                                           -----------
                                                        LANDLORD/TENANT

31.       SIGNAGE

          The Tenant  shall  have the right to erect  signage  as  described  in
          Section 2.4 of the Lease.

32.       TITLE MATTERS

          The Landlord agrees with the Tenant that on or before the Commencement Date, it shall have received, to the extent it is lawfully entitled to same after complying, or causing to be complied with, the terms and conditions of the following described encumbrances, the written agreement or written assurance of the City of Vancouver to discharge from the title to the Site those encumbrances described in Schedule "E" (Part 1) hereto and, furthermore, the Landlord agrees with the Tenant to indemnify and save harmless the Tenant for any claims, costs or liabilities that the Tenant may incur with respect to the Landlord failing to pay any financial obligations or comply with any conditions or requirements contained in those encumbrances described in Schedule "E" (Part 2) hereto.

33.       NOTICES

          (a)  Notice

          All notices to be given hereunder shall be in writing and may be served personally or forwarded by registered or certified mail, return receipt requested or may be forwarded by private overnight delivery service or by facsimile, provided that a receipt or proof of delivery thereof can be produced and shall be addressed to the respective parties as follows:

          (i)  to the Landlord:

                            PCI Properties Corp.
                            1700 - 1030 West Georgia Street
                            Vancouver, British Columbia
                            V6E 2Y3
                            Attention:  Dan Turner
                            Facsimile:  (604) 688-2328

               with a copy delivered concurrently to:

                            Koffman Kalef
                            Business Lawyers
                            1900 - 885 West Georgia Street
                            Vancouver, British Columbia
                            V6C 3H4
                            Attention:  Patrick J. Julian
                            Facsimile:  (604) 891-3788

                                                            INITIAL
                                                           -----------
                                                         LANDLORD/TENANT

            (ii) to the Tenant:

                            Pivotal Corporation
                            300 - 224 West Esplanade
                            North Vancouver, British Columbia
                            V7M 3M6
                            Attention:  Andre Beaulieu
                            Facsimile:  (604) 983-6658

                 with a copy delivered concurrently to:

                            Owen, Bird
                            Barristers and Solicitors
                            2900 - 595 Burrard Street
                            Vancouver, British Columbia
                            V7X 1J5
                            Attention:  Jack Grant
                            Facsimile:  (604) 688-2827

               or to such other address as may be contained in a notice from either party to the other given pursuant to this clause 33.

          (b)  Effectiveness of Notice

               Notice shall be deemed given when delivered or when receipt is refused.

34.       SUCCESSORS AND ASSIGNS

          The covenants, conditions and agreements contained in this Offer to Lease shall be binding upon and shall enure to the benefit of the Landlord and the Tenant and their respective permitted successors and assigns.

35.       OFFER TO LEASE SHALL GOVERN

          The provisions of this Offer to Lease formed by the acceptance of this Offer to Lease by the Landlord shall, except as hereinafter provided, survive the execution of the Lease. In the event of any inconsistency between the provisions of this Offer to Lease and the provisions of the Lease or any difference in language covering the same subject matter, the provisions of the Lease shall govern, provided that until the Lease is executed and delivered, the provisions of this Offer to Lease shall govern.

36.       AGENCY DISCLOSURE

          (a) The Tenant has an agency relationship with CB Richard Ellis Limited (Agent) and Lisa Ayrton (Salesperson) and Blair Quinn (Salesperson) for this Lease negotiation.

                                                           INITIAL
                                                          -----------
                                                        LANDLORD/TENANT

          (b) The Landlord has an agency relationship with CB Richard Ellis Limited (Agent) and Lisa Ayrton (Salesperson) and Blair Quinn (Salesperson) and Jim Szabo (Salesperson) in the sale of the Building and the Site to the End Investor.

37.       FACSIMILE TRANSMISSION

          A party hereto may signify its agreement to the terms hereof by facsimile transmission. A facsimile of this Offer to Lease received by a party hereto which shows the signature(s) of the authorized signatory(ies) of the other party will be good proof of execution by that other party.

38.       TIME FOR ACCEPTANCE

          This Offer to Lease is open for acceptance until 3:00 p.m. Pacific Time, on July 31, 2000, after which time, if not accepted by the Tenant, this Offer to Lease shall be null and void. Upon execution of this Offer to Lease (Restated), the Offer to Lease dated May 23, 2000 shall be automatically terminated and at an end.


     DATED at Vancouver, British Columbia, this ______ day of July, 2000.


     PIVOTAL CORPORATION


     Per:___________________________              _____________________________
         (Authorized Signatory)                    Witness



     We hereby accept this Offer to Lease and agree to be bound by the terms and conditions contained herein.


     DATED at Vancouver, British Columbia, this 31st day of July, 2000.


     PCI PROPERTIES CORP.


     Per:___________________________              _____________________________
         (Authorized Signatory)                   Witness


                                                            INITIAL
                                                           -----------
                                                        LANDLORD/TENANT

                                  SCHEDULE "A"


                                    SITE PLAN
















                                                            INITIAL
                                                           -----------
                                                          LANDLORD/TENANT

                                  SCHEDULE "B"


                               BASE BUILDING WORK

                                [To be attached]


















                                                            INITIAL
                                                           -----------
                                                         LANDLORD/TENANT

                                  SCHEDULE "C"


                            RENDERING OF THE BUILDING











                                                            INITIAL
                                                           -----------
                                                        LANDLORD/TENANT

                                  SCHEDULE "D"


                                      LEASE











                                                             INITIAL
                                                            -----------
                                                          LANDLORD/TENANT

                                  SCHEDULE "E"


                                     PART 1


                          ENCUMBRANCES TO BE DISCHARGED


     1. Section 219 Covenant BG426186

     2. Section 219 Covenant BG426191

     3. Section 219 Covenant BG426192 (BM268189)

     4. Section 219 Covenant BG426198

     5. Section 219 Covenant BG426205 (BK209354 and BL261871)

     6. Option to Purchase BG426206 (BK209355 and BL261872)

     7. Section 219 Covenant BG426207 (BK209356 and BL261873)

     8. Section 219 Covenant BG426208 (BK209363)

     9. Section 219 Covenant BG426212

     10. Section 219 Covenant BG426214

     11. Section 219 Covenant BG426216

     12. Section 219 Covenant BG426219 (BK320655 and BM268178)

     13. Section 219 Covenant BG426224

     14. Section 219 Covenant BG426231

     15. Mortgage BK372839

     16. Option to Purchase BM34056

     17. Mortgage BN285252

     18. Assignment of Rents BN285253

                                                            INITIAL
                                                           -----------
                                                         LANDLORD/TENANT

     19. Mortgage BN294061

     20. Option to Purchase BN294063



                                     PART 2


                ENCUMBRANCES FOR LANDLORD TO INDEMNIFY FOR UNTIL

                     MATTERS CONTAINED THEREIN ARE COMPLETED


     1. Easement and Indemnity Agreement R103403

     2. Easement GB48625

     3. Equitable Charge GD114771 (GH426165, BN281110 and BH411859)

     4. Equitable Charge BG266332 (BG426166 and BN281111)

     5. Equitable Charge BG426163 (BN281115 and BN315895)

     6. Section 219 Covenant BG426216

     7. Section 219 Covenant BG426219

     8. Section 219 Covenant BG426224

     9. Section 219 Covenant BG426331






                                                             INITIAL
                                                            -----------
                                                          LANDLORD/TENANT